UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2008
REINSURANCE GROUP OF AMERICA, INCORPORATED
(Exact Name of Registrant as specified in Charter)

Missouri	1-11848	43-1627032
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
1370 TIMBERLAKE MANOR PARKWAY
CHESTERFIELD, MISSOURI 63017
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (636) 736-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On May 21, 2008, the shareholders of Reinsurance Group of America, Incorporated (“RGA” or the “Company”), upon recommendation of the Board of Directors of RGA (the “Board of Directors”), approved the 2008 Management Incentive Plan (the “2008 MIP”) and an amendment to the Company’s Flexible Stock Plan (the “Flexible Stock Plan”).
          The 2008 MIP. The 2008 MIP provides for awards to be granted to participants in any of the following forms, as determined by the Compensation Committee of the Board of Directors (the “Committee”): cash, performance shares, restricted stock or other stock-based compensation. Any stock-based awards may be issued pursuant to the Flexible Stock Plan. Awards are based upon attainment of pre-established goals relating to overall Company performance or the performance of a subsidiary, division, business unit, or an individual. The pre-established goals may include one or more of the following:
•	operating earnings or income; operating earnings per share; net income; total or net revenues; gross or net premiums; shareholder return and/or value; retained earnings; book value or book value per share; gross or net margin; profit returns and margins; operating or net cash flow; financial return ratios; return on equity; return on average adjusted equity; return on assets; return on invested capital; earnings per share growth; change in embedded value; embedded value of new business;

•	budget achievement; expenses; expense control; market capitalization; stock price; market share; working capital; cash available to Company from a subsidiary or subsidiaries; dividends; ratings; business trends; economic value added; and

•	product development; client development; leadership; project progress; project completion; quality; customer satisfaction; diversity and corporate governance.
The goals may be stated in terms of absolute levels or relative to another company or companies or to an index or indices.
No award will be payable unless and until the Committee certifies that the performance goals and any other material terms have been met. No award will be payable for any year in which the performance criteria falls below a specified amount, or trigger. The maximum annual award that can be granted to any participant for any calendar year is $3,000,000.
The performance goals for each participant and the amount of compensation payable if those goals are met will be established for each plan year (or other performance period) by the Committee no later than 90 days after the commencement of the period of service to which the performance goals relate (which will generally be the beginning of the plan year) and while the outcome of whether or not those goals will be achieved is substantially uncertain. However, in no event will such goals be established after 25% of the period of service to which the goals relate has elapsed. Such goals and the compensation payable for each plan year if the goals are achieved, including the portion of such compensation payable in cash, or otherwise, will be set forth in each participant’s award agreement. Any restricted stock, performance shares, or other stock-based compensation may be granted under the Flexible Stock Plan, as determined by the Committee. Any payment under any award will be made within the calendar year following the applicable plan year (or other period of performance) to which such award relates. The Committee will have the discretion to reduce the compensation which would otherwise be payable upon the achievement of one or more performance goals in whole or in part to the extent that it deems appropriate.
          Flexible Stock Plan.
The Board of Directors originally adopted the Flexible Stock Plan in February 1993 and, on March 31, 1993, the Company’s shareholders approved the Flexible Stock Plan. The Flexible Stock Plan was amended and restated effective July 1, 1998. On May 24, 2000 and May 28, 2003, the Company’s shareholders approved amendments to the Flexible Stock Plan that increased the number of shares under the Flexible Stock Plan for which options, stock appreciation rights, restricted stock, performance shares and other stock-based awards are granted. On May 26, 2004, the Company’s shareholders approved an amendment to eliminate the “evergreen” provision that provided for an automatic increase of 5% each year in the number of authorized shares available for issuance under the Flexible Stock Plan. On May 23, 2007, the Company’s shareholders approved an increase in the total number of shares authorized for issuance by 3,000,000, for a total of 9,260,077. On May 21, 2008, the Company’s shareholders approved the amendment of the Flexible Stock Plan to provide for the material terms of the performance goals to be used for determining certain awards to executive officers covered under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), under the Flexible Stock Plan.
The Flexible Stock Plan provides for the grant of stock options, stock appreciation rights, restricted stock, performance shares and cash and other stock-based awards to employees, employees and owners of entities that have a direct or indirect ownership interest in the Company or in which the Company has a direct or indirect ownership interest, individuals who are employed by or owners of client companies or suppliers, and individuals who are employed by or owners of companies that render services to RGA (collectively, the “participants”).
The Flexible Stock Plan provides for benefits to be awarded to eligible participants in the form of stock options, stock appreciation rights, restricted stock, performance shares, cash awards and other stock-based awards. If any benefit expires or is terminated, surrendered, cancelled or forfeited, the shares covered by such benefit will be added back to the shares available for use under the Flexible Stock Plan.
If RGA common stock is changed by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, then the number and class of shares available for benefits, the number of shares subject to any outstanding benefits and the price thereof will be appropriately adjusted.
The Committee administers the Flexible Stock Plan. Under the Flexible Stock Plan, the Committee may award: (a) stock options exercisable into shares of common stock of RGA par value $0.01 (“RGA common stock”) which may or may not qualify as incentive stock options within the meaning of Section 422 of the Code; (b) stock appreciation rights (“SARs”); (c) restricted shares of RGA common stock; (d) performance shares (including performance contingent restricted stock), (e) cash awards, and (f) other stock-based awards and benefits (“Other Stock-Based Awards”). As provided in the Flexible Stock Plan, the Committee has complete discretion to determine the type and number of benefits granted to any participant and the terms and conditions that attach to each grant. Such terms and conditions are not necessarily uniform among different participants. The receipt by a participant of one type of grant under the Flexible Stock Plan does not entitle the participant to receipt of any other type of grant. Payment for shares of common stock purchased upon exercise of any option or any other benefit granted under the Flexible Stock Plan that requires payment by a participant to the

Company will be made in cash, or with the consent of the Committee or as provided in the applicable individual award document, by the tender of shares of common stock having a fair market value equal to the purchase price, or in other property, rights and credits, to the extent permitted by law, or any combination of the foregoing.
Stock Options. The Committee may grant stock options, which entitle the participant to purchase RGA common stock at a price established by the Committee, and that price will not be less than the fair market value of our common stock on the date of the grant. “Fair market value” means the closing price of shares on the New York Stock Exchange on a given date. The Committee determines the term of the stock options, including the times and conditions under which the options become exercisable.
Stock Appreciation Rights. The Committee may grant SARs, which gives the participant a right to receive payment in an amount equal to the appreciation, if any, in the fair market value of a share from the date of the grant to the date of its payment. Such payment is made in cash, in common stock or in any combination of cash and common stock, as the Committee may determine.
Restricted Stock. The Committee may grant benefits under the Flexible Stock Plan in the form of restricted stock. Shares of restricted stock are issued and delivered at the time of the grant but are subject to forfeiture as provided in the grantee’s individual agreement. The grantee may be entitled to full voting and dividend rights with respect to all shares of restricted stock from the date of grant, but cannot transfer such shares until all restrictions have been satisfied. Grants are made at a per share cost equal to the par value.
Performance Shares. Performance shares are the right of an individual to whom a grant of such shares is made to receive shares or cash equal to the fair market value of such shares at a future date in accordance with the terms of such grant. Generally, such right is based upon the attainment of targeted profit and/or performance objectives. The Committee may grant performance shares at such times and in such amounts as it deems appropriate.
Cash Awards. Cash awards are benefits payable in cash. The Committee may grant cash swards at such times and in such amounts as it deems appropriate.
Other Stock-Based Awards and Other Benefits. An Other Stock-Based Award is an award that is valued in whole or in part by reference to, or is otherwise based on, RGA common stock. The Committee may grant other types of benefits under the Flexible Stock Plan if the Committee believes that such benefits would further the purposes for which the Flexible Stock Plan was established.
Performance Goals. The Flexible Stock Plan permits the Committee, in its discretion, to condition any of the awards upon achievement of one or more performance goals. In order for awards to constitute performance-based compensation for purposes of Section 162(m) of the Code, the Flexible Stock Plan specifies the types of goals applicable to performance-based awards. Awards intended to constitute performance-based compensation will be based upon attainment of pre-established goals relating to overall Company performance or the performance of a subsidiary, division, business unit or an individual. The pre-established goals may include one or more of the following:
•	operating earnings or income; operating earnings per share; net income; total or net revenues; gross or net premiums; shareholder return and/or value; retained earnings; book value or book value per share; gross or net margin; profit returns and margins; operating or net cash flow; financial return ratios; return on equity; return on average adjusted equity; return on assets; return on invested capital; earnings per share growth; change in embedded value; embedded value of new business;

•	budget achievement; expenses; expense control; market capitalization; stock price; market share; working capital; cash available to Company from a subsidiary or subsidiaries; dividends; ratings; business trends; economic value added; and

•	product development; client development; leadership; project progress; project completion; quality; customer satisfaction; diversity and corporate governance.
The goals may be stated in terms of absolute levels or relative to another company or companies or to an index or indices.
Change in Control. In the event of a “change in control” (as defined below) the Committee may provide such protection as it deems necessary to maintain a participant’s rights. The Committee may, among other things, (i) accelerate the exercise or realization of any benefit, (ii) purchase a benefit upon the participant’s request for cash equal to the amount which could have been attained upon the exercise or realization of the benefit had it been currently exercisable or payable, (iii) adjust the benefit as the Committee deems appropriate, and (iv) cause the benefit to be assumed by the surviving corporation. A “change of control” generally means (i) the acquisition, without the approval of the Board of Directors, by any person or entity, other than RGA and certain related entities, of more than 20% of the outstanding shares of common stock through a tender offer, exchange offer or otherwise; (ii) the liquidation or dissolution of RGA following a sale or other disposition of all or substantially all of our assets; (iii) a merger or consolidation involving RGA which results in RGA not being the surviving parent corporation; or (iv) a change in the majority of the members of the Board of Directors during any two-year period not approved by at least two-thirds of the Directors who were members at the beginning of the two-year period.
     General. Copies of the 2008 MIP and Flexible Stock Plan, as amended, can be found in Exhibits 10.1 and 10.2 through 10.7, respectively, filed herewith and are incorporated by reference. A summary of the material features of the 2008 MIP is set forth under the caption “Item 2 — Approval of 2008 Management Incentive Plan” and of the Flexible Stock Plan, as amended, is set forth under the caption “Item 3 — Approval of Amendment to the Flexible Stock Plan,” in each case, in the Company’s proxy statement for the 2008 annual meeting of shareholders of the Company (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on April 9, 2008. The summaries of the 2008 MIP and the Flexible Stock Plan, as amended, contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2008 MIP and the Flexible Stock Plan.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits. The following documents are filed as exhibits to this report:
10.1 RGA 2008 Management Incentive Plan
10.2 RGA Flexible Stock Plan as amended and restated effective July 1, 1998, incorporated by reference to Exhibit 10.12 to Form 10-K for the period ended December 31, 2003 (File No. 1-11848), filed on March 12, 2004
10.3 Amendment effective as of May 24, 2000 to the RGA Flexible Stock Plan, as amended and restated July 1, 1998, incorporated by reference to Exhibit 10.13 to Form 10-K for the period ended December 31, 2003 (File No. 1-11848), filed on March 12, 2004

10.4 Second Amendment effective as of May 28, 2003 to the RGA Flexible Stock Plan, as amended and restated July 1, 1998, incorporated by reference to Exhibit 10.14 to Form 10-K for the period ended December 31, 2003 (File No. 1-11848), filed on March 12, 2004
10.5 Third Amendment effective as of May 26, 2004 to the RGA Flexible Stock Plan as amended and restated July 1, 1998, incorporated by reference to Exhibit 10.1 to Form 10-Q for the period ended June 30, 2004 (File No. 1-11848), filed on August 6, 2004
10.6 Fourth Amendment effective as of May 23, 2007 to the RGA Flexible Stock Plan, as amended and restated July 1, 1998
10.7 Fifth Amendment effective as of May 21, 2008 to the RGA Flexible Stock Plan, as amended and restated July 1, 1998

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Reinsurance Group of America, Incorporated
By:	/s/ Jack B. Lay
Jack B. Lay
Senior Executive Vice President and Chief Financial Officer

Date: July 21, 2008

EXHIBIT INDEX

Exhibit Number	Description

10.1	RGA 2008 Management Incentive Plan

10.2	RGA Flexible Stock Plan as amended and restated effective July 1, 1998, incorporated by reference to Exhibit 10.12 to Form 10-K for the period ended December 31, 2003 (File No. 1-11848), filed on March 12, 2004

10.3	Amendment effective as of May 24, 2000 to the RGA Flexible Stock Plan, as amended and restated July 1, 1998, incorporated by reference to Exhibit 10.13 to Form 10-K for the period ended December 31, 2003 (File No. 1-11848), filed on March 12, 2004

10.4	Second Amendment effective as of May 28, 2003 to the RGA Flexible Stock Plan, as amended and restated July 1, 1998, incorporated by reference to Exhibit 10.14 to Form 10-K for the period ended December 31, 2003 (File No. 1-11848), filed on March 12, 2004

10.5	Third Amendment effective as of May 26, 2004 to the RGA Flexible Stock Plan as amended and restated July 1, 1998, incorporated by reference to Exhibit 10.1 to Form 10-Q for the period ended June 30, 2004 (File No. 1-11848), filed on August 6, 2004

10.6	Fourth Amendment effective as of May 23, 2007 to the RGA Flexible Stock Plan, as amended and restated July 1, 1998

10.7	Fifth Amendment effective as of May 21, 2008 to the RGA Flexible Stock Plan, as amended and restated July 1, 1998